UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 3, 2023
PetMed Express, Inc.
(Exact name of registrant as specified in its charter)

Florida	000-28827	65-0680967
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
420 South Congress Avenue, Delray Beach, Florida 33445
(Address of principal executive offices) (Zip Code)
(561) 526-4444
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.001 per share	PETS	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

PetMed Express, Inc. (the “Company”, “we”, or “our”) held its Annual Meeting of Shareholders on August 3, 2023 (“Annual Meeting”). The proposals presented at the Annual Meeting are described in more detail in the Company’s Proxy Statement on Schedule 14A that was filed with the United States Securities and Exchange Commission (“SEC”) on June 20, 2023 (“Proxy Statement”). As of June 7, 2023, the record date for the Annual Meeting, there were 21,173,327 shares of the Company’s common stock issued and outstanding and eligible to be voted at the Annual Meeting. A total of 16,986,464 shares were represented in person or by proxy at the Annual Meeting, which constituted a quorum to conduct business at the Annual Meeting. With a majority of the outstanding shares voting either by proxy or in person, our shareholders cast their votes as described below.

Proposal 1 - The five director nominees proposed by the Company’s Board of Directors (“Board”) were elected to serve as members of the Board until the next annual meeting of shareholders and until their respective successors have been duly elected and qualified by the following final voting results:

	For	Against	Abstentions	Broker Non-Votes

Leslie C.G. Campbell	11,389,575	1,273,818	44,845	4,278,226
Sandra Y. Campos	11,890,555	786,763	30,919	4,278,227
Gian M. Fulgoni	10,890,306	1,764,442	53,489	4,278,227
Mathew N. Hulett	11,864,388	813,903	29,946	4,278,227
Diana Garvis Purcel	11,648,263	1,027,188	32,786	4,278,227

Proposal 2 - The Company’s shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers named in the Proxy Statement by the following final voting results:

For	Against	Abstentions	Broker Non-Votes
11,183,296	1,043,623	481,316	4,278,229

Proposal 3 - The Company’s shareholders recommended, on an advisory basis, a frequency of every year for future advisory votes on named executive officer compensation by the following final voting results:

Shares for 1 Year	Shares for 2 Years	Shares for 3 Years	Broker Non-Votes
12,327,290	103,085	230,599	4,278,231

In accordance with the Board's recommendation set forth in the Proxy Statement, and consistent with the stated preference of the majority of the Company's shareholders, on August 3, 2023 the Board determined that the frequency of future advisory shareholder votes on named executive officer compensation will be conducted every year until the next required advisory shareholder vote on when frequency is held. The next advisory shareholder vote regarding the frequency of future advisory shareholder votes on named executive officer compensation is required to occur no later than the Company's 2029 annual meeting of shareholders.
Proposal 4 - The Company’s shareholders ratified the appointment of RMS US LLP as the Company’s independent registered public accounting firm for fiscal year 2024 by the following final voting results:

For	Against	Abstentions
16,763,924	152,734	69,806

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: August 7, 2023

PETMED EXPRESS, INC.

By:	/s/ Christine Chambers
Name:	Christine Chambers
Title:	Chief Financial Officer and Treasurer
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